LEASES - Components of lease cost (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
LEASES
Operating lease cost	$ 4,956
Short-term lease costs	2,189
Amortization of ROU assets	247
Interests	66
Total lease costs	7,458
Operating cash flows from operating leases	4,526
Operating cash flows from financing leases	290
Financing cash flows from financing leases	66
Operating lease right-of-use assets obtained in exchange for new operating lease liabilities	$ 10,060
Weighted-average remaining operating lease term (in years)	6 years 5 months 12 days
Weighted-average remaining financing lease term (in years)	3 years 7 months 24 days
Weighted-average discount rate, operating leases	5.03%
Weighted-average discount rate, financing leases	5.44%
Options to extend the lease	true
Remaining lease term of leases	10 years
Total operating and short-term lease costs	$ 7,145